Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 17 – Subsequent Events

On February 9, 2017, the Company entered into a Convertible Note Agreement with ARC Capital Ltd. to secure a loan for $2,000,000, which can be converted into the Company’s common stock after six months following the effective date, at a conversion price which is 85% of the 15 trading day average closing price of the Company’s common stock prior to the date of Tantech receiving Notice of Conversion by Note Holder. The conversion price shall, under no circumstances, be lower than the average closing price of the 10 trading days prior to the date of signing of this Agreement. The term of the loan is one year and the interest rate is 7% per annum payable at the maturity date, which rate can be increased to 10% per annum subject to the agreement stated.